Exhibit No. 31.1

Certificate  pursuant to Rule  13a-14(a)  or 15d-14(a) of  Securities  Exchange Act of 1934 as adopted  pursuant to section 302 of Sarbanes-Oxley Act of 2002 - Chief Executive Officer.

I, Frank West certify that:

1.       I have reviewed this Form 10Q of Security Capital Corporation;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officer(s) and I are  responsible for  establishing  and maintaining disclosure  controls  and  procedures  (as  defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))and
         internal  control over financial  reporting (as defined in Exchange Act Rules 13a - 15(f) and 15d - 15(f))
         for the registrant and have:

         a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b)       Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;
                  and

         c)       Disclosed in this report any change in the registrant's internal control over financial reporting that  occurred  during the  registrant's  most recent  fiscal  quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially  affected,  or is reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5.       The registrant's  other certifying  officer(s) and I have disclosed,  based on our most recent  evaluation of internal  control over financial  reporting,  to the  registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

         a.)      All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal
                  control  over  financial   reporting  which  are  reasonably   likely  to  adversely  affect  the
                  registrant's ability to record, process, summarize and report financial information; and

         b.)      Any fraud,  whether or not  material,  that  involves  management  or other  employees who have a significant role in the registrant's internal control over financial reporting.

DATE:    May 13, 2005
                                                                    /s/ Frank West
                                                               ----------------------------------------
                                                                Frank West
                                                                President and Chief Executive Officer

EXHIBIT 31.2

Certificate  pursuant to Rule  13a-14(a)  or 15d-14(a) of  Securities  Exchange Act of 1934 as adopted  pursuant to section 302 of Sarbanes-Oxley Act of 2002 - Cashier and Chief Financial Officer.

I, Connie Woods Hawkins certify that:

1.       I have reviewed this Form 10Q of Security Capital Corporation;

2.       Based on my  knowledge,  this report does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officer(s) and I are  responsible for  establishing  and maintaining disclosure  controls  and  procedures  (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and
         internal  control over  financial  reporting (as defined in Exchange Act Rules 13a - 15(f) and  15d-15(f))
         for the registrant and have:

         a)       Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b)       Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;
                  and

         c)       Disclosed  in this  report  any  change  in the  registrant's  internal  control  over  financial reporting that occurred  during the  registrant's  most recent fiscal  quarter (the  registrant's fourth  fiscal  quarter in the case of an annual  report)  that has  materially  affected,  or is reasonably  likely to  materially  affect,  the  registrant's  internal  control  over  financial reporting; and

5.       The registrant's  other certifying  officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the  registrant's  auditors  and the audit  committee of registrant's board of directors (or persons performing the equivalent functions):

         a.       All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal
                  control  over  financial   reporting  which  are  reasonably   likely  to  adversely  affect  the
                  registrant's ability to record, process, summarize and report financial information; and

         b.       Any fraud,  whether or not  material,  that  involves  management  or other  employees who have a significant role in the registrant's internal controls over financial reporting.

DATE:    May 13, 2005                                              /s/ Connie Woods Hawkins
                                                                ---------------------------------------------
                                                                 Connie Woods Hawkins
                                                                 Executive Vice-President, Cashier and
                                                                   Chief Financial Officer